             Schedule 14A Information required in proxy statement.
                           Schedule 14A Information
          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. )


Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[   ]          Preliminary Proxy Statement
[   ]          Preliminary Additional Materials
[   ]          Confidential, for Use of the Commission Only (as permitted by
                  Rule 14a-6(e)(2))
[ X ]          Definitive Proxy Statement
[ X ]          Definitive Additional Materials
[   ]          Soliciting Material Pursuant to Section 240.149-11(c) or
                Section 240.14a-12


         Morgan Stanley Dean Witter High Income Advantage Trust III
         Morgan Stanley Dean Witter Municipal Income Trust II
         Morgan Stanley Dean Witter Municipal Income Opportunities Trust II Morgan Stanley Dean Witter Insured Municipal Securities
         Morgan Stanley Dean Witter Insured California Municipal Securities

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                          (Name of Registrants as specified in their charter)

 ....Lou Anne D. McInnis. . . . . . . . . . . . . . . . . . . . . . .
          (Name of Person(s) Filing Proxy Statement)

               Payment of Filing Fee (check the appropriate box):

[ x  ]         No fee required.
[    ]         Fee computed on table below per Exchange Act Rules
               14a-6(j)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .


2) Aggregate number of securities to which transaction applies:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  .


3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
         Set forth the amount on which the filing fee is calculated and state how it was determined.

4) Proposed maximum aggregate value of transaction:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .


5) Fee previously paid:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

[    ]         Check box if any part of the fee is offset as provided by
               Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)       Amount Previously Paid:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .


2)       Form, Schedule or Registration Statement No.:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

3)       Filing Party:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .


4)       Date Filed:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

           MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST III
              MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST II
                   MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME
                             OPPORTUNITIES TRUST II
             MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL SECURITIES
                  MORGAN STANLEY DEAN WITTER INSURED CALIFORNIA
                              MUNICIPAL SECURITIES

                    NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS
                            TO BE HELD JUNE 22, 1999

     Annual Meetings of Shareholders ("Meeting(s)") of MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST III, MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST II, MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST II, MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL SECURITIES and MORGAN STANLEY DEAN WITTER INSURED CALIFORNIA MUNICIPAL SECURITIES (individually, a "Fund" and, collectively, the "Funds"), unincorporated business trusts organized under the laws of the Commonwealth of Massachusetts, will be held jointly in Conference Room A, Forty-Fourth Floor, Two World Trade Center, New York, New York 10048, on June 22, 1999 at 9:00 A.M., New York City time, for the following purposes:


     1. For MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST III and MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST II, to elect three (3) Trustees to serve until the year 2002 Annual Meeting of each Fund; and for MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST II, MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL SECURITIES AND MORGAN STANLEY DEAN WITTER INSURED CALIFORNIA MUNICIPAL SECURITIES, to elect two (2) Trustees to serve until the year 2002 Annual Meeting, or in each case, until their successors shall have been elected and qualified.


     2. To ratify or reject the selection of PricewaterhouseCoopers LLP as each Fund's independent accountants for fiscal year ending January 31, 2000 for MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST III; for fiscal year ending December 31, 1999 for MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST II; for fiscal year ending February 29, 2000 for MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST II; and for fiscal years ending October 31, 1999 for MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL SECURITIES and MORGAN STANLEY DEAN WITTER INSURED CALIFORNIA MUNICIPAL SECURITIES; and


     3. To transact such other business as may properly come before the Meetings or any adjournments thereof.


     Shareholders of record of each Fund as of the close of business on April 22, 1999 are entitled to notice of and to vote at the Meeting. If you cannot be present in person, your management would greatly appreciate your filling in, signing and returning the enclosed proxy promptly in the envelope provided for that purpose. Alternatively, if you are eligible to vote telephonically by touchtone telephone or electronically on the Internet (as discussed in the enclosed Proxy Statement) you may do so in lieu of attending the Meeting in person.


     In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting of any Fund, the persons named as proxies may propose one or more adjournments of the Meeting for a total of not more than 60 days in the aggregate to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the applicable Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which have been received by the date of the Meeting.

                                                              BARRY FINK
May 3, 1999                                                   Secretary
New York, New York

--------------------------------------------------------------------------------
                                   IMPORTANT
   YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING. THE
 ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. CERTAIN SHAREHOLDERS WILL BE ABLE TO VOTE TELEPHONICALLY BY TOUCHTONE TELEPHONE OR ELECTRONICALLY ON THE INTERNET BY FOLLOWING INSTRUCTIONS CONTAINED ON THEIR PROXY CARDS OR ON THE ENCLOSED VOTING INFORMATION CARD.
--------------------------------------------------------------------------------

           MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST III
              MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST II
                   MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME
                             OPPORTUNITIES TRUST II
             MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL SECURITIES
                  MORGAN STANLEY DEAN WITTER INSURED CALIFORNIA
                              MUNICIPAL SECURITIES

                TWO WORLD TRADE CENTER, NEW YORK, NEW YORK 10048



                              --------------------
                              JOINT PROXY STATEMENT
                              --------------------

                         ANNUAL MEETINGS OF SHAREHOLDERS

                                  JUNE 22, 1999


     This statement is furnished in connection with the solicitation of proxies by the Boards of Trustees (the "Board(s)") of MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST III ("HIAT III"), MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST II ("MIT II"), MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST II ("MIOT II"), MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL SECURITIES ("INSURED MUNI") and MORGAN STANLEY DEAN WITTER INSURED CALIFORNIA MUNICIPAL SECURITIES ("INSURED CAL MUNI") (individually, a "Fund" and, collectively, the "Funds") for use at the Annual Meetings of Shareholders of the Funds to be held jointly on June 22, 1999 (the "Meeting(s)"), and at any adjournments thereof. The first mailing of this Proxy Statement is expected to be made on or about May 3, 1999.

     If the enclosed form of proxy is properly executed and returned in time to be voted at the Meetings, the proxies named therein will vote the shares ("shares") represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted for each of the nominees for election as Trustee and in favor of Proposal 2 set forth in the attached Notice of Annual Meetings of Shareholders. A proxy may be revoked at any time prior to its exercise by any of the following: written notice of revocation to the Secretary of the Funds, execution and delivery of a later dated proxy to the Secretary of the Funds (whether by mail or, as discussed below, by touchtone telephone or the Internet) (if returned and received in time to be voted), or attendance and voting at the Annual Meetings of Shareholders. Attendance at the Meetings will not in and of itself revoke a proxy.

     Shareholders of record ("Shareholders") of each Fund as of the close of business on April 22, 1999, the record date for the determination of Shareholders entitled to notice of and to vote at the Meetings, are entitled to one vote for each share held and a fractional vote for a fractional share. On April 22, 1999, there were 12,876,779 shares of beneficial interest of HIAT III, 26,067,566 shares of beneficial interest of MIT II, 19,943,507 shares of beneficial interest of MIOT II, 8,810,013 shares of beneficial interest of INSURED MUNI and 4,198,513 shares of beneficial interest of INSURED CAL MUNI outstanding, all with $0.01 par value. No person was known to own as much as 5% of the outstanding shares of any of the Funds on that date. The percentage ownership of shares of each Fund changes from time to time depending on purchases and sales by Shareholders and the total number of shares outstanding.

     The cost of soliciting proxies for these Annual Meetings of Shareholders, consisting principally of printing and mailing expenses will be borne by each respective Fund. The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through Trustees, officers of the Funds, or officers and regular employees of Morgan Stanley Dean Witter Advisors Inc. ("MSDW Advisors" or the "Investment Manager") (formerly named Dean Witter InterCapital Inc.), Morgan Stanley Dean Witter Trust FSB ("MSDW Trust"), Morgan Stanley Dean Witter Services Company Inc. ("MSDW Services") and/or Dean Witter Reynolds Inc. ("DWR"), without special compensation therefor. In addition, MSDW Advisors may employ William F. Doring & Co. as proxy solicitor, the cost of which is not expected to exceed $3,000 for each Fund and will be borne by each respective Fund.

     Shareholders whose shares are registered with MSDW Trust will be able to vote their shares by touchtone telephone or by Internet by following the instructions on the proxy card or on the Voting Information Card accompanying this Proxy Statement. To vote by touchtone telephone, shareholders can call the toll-free number 1-800-690-6903. To vote by Internet, shareholders can access the websites www.msdwt.com or www.proxyvote.com. Telephonic and Internet voting with MSDW Trust presently are not available to shareholders whose shares are held in street name.

     In certain instances, William F. Doring & Co. and MSDW Trust may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders' identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on any Proposal other than to refer to the recommendations of the Board. The Funds have been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone in this manner will be asked for their social security number or other identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders' instructions have been recorded correctly they will receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect. Although a Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed proxy card or by touchtone telephone or the Internet as set forth above. The last proxy vote received in time to be voted, whether by proxy card, touchtone telephone or Internet, will be the vote that is counted and will revoke all previous votes by the Shareholder. With respect to the solicitation of a telephonic vote by William F. Doring & Co., additional expenses would include $7.00 per telephone vote transacted, $3.00 per outbound telephone contact and costs relating to obtaining Shareholders' telephone numbers, which would be borne by each respective Fund.


                     (1) ELECTION OF TRUSTEES FOR EACH FUND

     The number of Trustees of each Fund has been fixed by the Trustees, pursuant to each Fund's Declaration of Trust, at eight. There are presently eight Trustees for each Fund. At the Meetings, the following nominees are to be elected to each Fund's Board of Trustees to serve for the following terms, in accordance with each Fund's Declaration of Trust, as set forth below:

HIAT III, MIOT II --                   MIT II, INSURED MUNI, INSURED CAL MUNI --
Until the year 2002 Annual Meeting     Until the year 2002 Annual Meeting
------------------------------------   -----------------------------------------
Edwin J. Garn                          Michael Bozic
Michael E. Nugent                      Charles A. Fiumefreddo
Philip J. Purcell

     Six of the current eight Trustees (Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Manuel H. Johnson, Michael E. Nugent and John L. Schroeder) are "Independent Trustees," that is, Trustees who are not "interested persons" of the Funds, as that term is defined in the Investment Company Act of 1940, as amended

(the "1940 Act"). The other two current Trustees, Charles A. Fiumefreddo and Philip J. Purcell are "interested persons" (as that term is defined in the 1940
Act) of the Funds and MSDW Advisors and thus, are not Independent Trustees. The nominees for election as Trustee have been proposed by the Trustees now serving, or in the case of the nominees for positions as Independent Trustees, by the Independent Trustees now serving. All of the members of the Boards currently serving have been elected previously by the Shareholders of the Funds.

     The nominees of the Board of Trustees for election as Trustee are listed below. It is the intention of the persons named in the enclosed form of proxy, unless instructed by proxy to withhold authority to vote for the nominees, to vote all validly executed proxies for the election of these nominees: for HIAT III and MIOT II--Edwin J. Garn, Michael E. Nugent and Philip J. Purcell; for MIT II, INSURED MUNI and INSURED CAL MUNI--Michael Bozic and Charles A. Fiumefreddo. Should the nominees become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such person as the Boards may recommend or, in the case of an Independent Trustee nominee, as the Independent Trustees of each Fund may recommend. All of the nominees have consented to being named in this Proxy Statement and to serve if elected. The Funds know of no reason why any of the said nominees would be unable or unwilling to accept nomination or election. With respect to each Fund, the election of each Trustee requires the approval of a majority of the shares of the Fund represented and entitled to vote at the Meeting.

     Pursuant to the provisions of the Declaration of Trust of each Fund, in certain cases as amended, the Trustees are divided into three separate classes, each class having a term of three years. The term of office of one of each of the three classes will expire each year.

     The Board of each Fund previously determined that any nominee for election as Trustee for each Fund will stand for election as Trustee and serve as Trustee in one of the three classes of Trustees as follows: Class I--Messrs. Bozic and Fiumefreddo; Class II--Messrs. Hedien, Johnson and Schroeder; and Class III--Messrs. Garn, Nugent and Purcell. Any nominee will, if elected, serve a term of up to approximately three years running for the period assigned to that class and terminating at the date of the Annual Meeting of Shareholders so designated by the Boards, or any adjournments thereof. In accordance with the above, the Trustees in Class III for HIAT III and MIOT II and the Trustees in Class I for MIT II, INSURED MUNI and INSURED CAL MUNI are standing for election and will, if elected, serve until the year 2002 Annual Meetings for each Fund as set forth above, or until their successors shall have been elected and qualified. As a consequence of this method of election, the replacement of a majority of each of the Boards could be delayed for up to two years.

     The following information regarding the nominees for election as Trustee, and each of the other members of the Boards, includes his principal occupations and employment for at least the last five years, his age, shares of each Fund owned, if any, as of April 22, 1999 (shown in parentheses), positions with the Funds, and directorships or trusteeships in companies which file periodic reports with the Securities and Exchange Commission, including the 85 investment companies, including the Funds, for which MSDW Advisors serves as investment manager or investment advisor (referred to herein as the "Morgan Stanley Dean Witter Funds") and the 11 investment companies for which MSDW Advisors' wholly-owned subsidiary, MSDW Services, serves as manager and TCW Funds Management, Inc. serves as investment adviser (referred to herein as the "TCW/DW Funds").

     The respective nominees for Trustee to be elected at the Meetings of HIAT III and MIOT II as set forth above are:

     EDWIN JACOB (JAKE) GARN, Trustee of each Fund since January, 1993*; age 66; Director or Trustee of the Morgan Stanley Dean Witter Funds and Discover Brokerage Index Series; formerly United States Senator (R-Utah) (1974-1992) and Chairman, Senate Banking Committee (1980-1986); formerly Mayor of Salt Lake City, Utah (1971-1974); formerly Astronaut, Space Shuttle Discovery (April 12-19, 1985); Vice Chairman, Huntsman Corporation; Director of Franklin Covey (time management systems), BMW Bank of North America Inc. (industrial loan corporation), United Space Alliance (joint venture between Lockheed Martin and Boeing Company) and Nuskin Asia Pacific (multilevel marketing); member of the board of various civic and charitable organizations.

     MICHAEL E. NUGENT, Trustee of each Fund since July, 1991*; age 62; General Partner, Triumph Capital, L.P., a private investment partnership; Chairman of the Insurance Committee and Director or Trustee of the Morgan Stanley Dean Witter Funds, the TCW/DW Funds and Discover Brokerage Index Series; formerly Vice President, Bankers Trust Company and BT Capital Corporation (1984-1988); director of various business organizations.

     PHILIP J. PURCELL, Trustee of each Fund since April, 1994*; age 55; Chairman of the Board of Directors and Chief Executive Officer of MSDW, DWR and Novus Credit Services Inc.; Director of Morgan Stanley Dean Witter Distributors ("MSDW Distributors"); Director or Trustee of the Morgan Stanley Dean Witter Funds and Discover Brokerage Index Series; Director and/or officer of various Morgan Stanley Dean Witter & Co. ("MSDW") subsidiaries.

     The nominees for Trustee to be elected at the Meetings of MIT II, INSURED MUNI and INSURED CAL MUNI as set forth above are:

     MICHAEL BOZIC, Trustee of each Fund since April, 1994*; age 58; Vice Chairman of Kmart Corporation (since December, 1998); Director or Trustee of the Morgan Stanley Dean Witter Funds and Discover Brokerage Index Series; formerly Chairman and Chief Executive Officer of Levitz Furniture Corporation (November, 1995-November, 1998) and President and Chief Executive Officer of Hills Department Stores (May, 1991-July, 1995); formerly variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck and Co.; Director of Eaglemark Financial Services, Inc. and Weirton Steel Corporation.

     CHARLES A. FIUMEFREDDO, Trustee of each Fund since July, 1991*; age 65; Chairman, Director or Trustee and Chief Executive Officer of the Morgan Stanley Dean Witter Funds, the TCW/DW Funds and Discover Brokerage Index Series; formerly Chairman, Chief Executive Officer and Director of MSDW Advisors, MSDW Services and MSDW Distributors, Executive Vice President and Director of DWR, Chairman and Director of MSDW Trust and Director and/or officer of various MSDW subsidiaries (until June, 1998).

     The Trustees who are not standing for re-election at any of the Meetings are:

     WAYNE E. HEDIEN, Trustee of each Fund since September, 1997*; age 65; Retired; Director or Trustee of the Morgan Stanley Dean Witter Funds and Discover Brokerage Index Series; Director of The PMI Group, Inc. (private mortgage insurance); Trustee and Vice Chairman of The Field Museum of Natural History; formerly associated with the Allstate Companies (1966-1994), most recently as Chairman of The Allstate Corporation (March 1993-December 1994) and Chairman and Chief Executive Officer of its wholly-owned subsidiary, Allstate Insurance Company (July 1989-December 1994); director of various other business and charitable organizations.

     MANUEL H. JOHNSON, Trustee of each Fund since July, 1991*; age 50; Senior Partner, Johnson Smick International, Inc., a consulting firm; Co-Chairman and a founder of the Group of Seven Council (G7C), an international economic commission; Chairman of the Audit Committee and Director or Trustee of the Morgan Stanley Dean Witter Funds, the TCW/DW Funds and Discover Brokerage Index Series; Director of Greenwich Capital Markets, Inc. (broker-dealer) and NVR Inc. (home construction); Chairman and Trustee of the Financial Accounting Foundation (oversight organization for the Financial Accounting Standards Board); formerly Vice Chairman of the Board of Governors of the Federal Reserve System (1986-1990) and Assistant Secretary of the U.S. Treasury (1982-1986).

----------
* This is the date the Trustee began serving the Morgan Stanley Dean Witter Funds Complex.

     JOHN L. SCHROEDER, Trustee of each Fund since April, 1994*; age 68; Retired; Chairman of the Derivatives Committee and Director or Trustee of the Morgan Stanley Dean Witter Funds, the TCW/DW Funds and Discover Brokerage Index Series; Director of Citizens Utilities Company; formerly Executive Vice President and Chief Investment Officer of the Home Insurance Company (August, 1991-September, 1995).

     The executive officers of each Fund are: Mitchell M. Merin, President; Barry Fink, Vice President, Secretary and General Counsel; Ronald E. Robison, Vice President; Robert S. Giambrone, Vice President; Joseph J. McAlinden, Vice President and Thomas F. Caloia, Treasurer; and with respect to the individual Funds, the other executive officers are as follows: HIAT III--Peter M. Avelar, Vice President; Jonathan R. Page, Vice President; James F. Willison, Vice President; MIT II, MIOT II, INSURED MUNI and INSURED CAL MUNI--James F. Willison, Vice President; Joseph R. Arcieri, Vice President; Gerard J. Lian, Vice President; Katherine H. Stromberg, Vice President. In addition, Frank Bruttomesso, Marilyn K. Cranney, Todd Lebo, LouAnne D. McInnis, Carsten Otto and Ruth Rossi serve as Assistant Secretaries of each Fund.

     Mr. Merin is 45 years old and is currently President and Chief Operating Officer of Asset Management of MSDW (since December, 1998), President, Director (since April, 1997) and Chief Executive Officer (since June, 1998) of MSDW Advisors and MSDW Services, Chairman, Chief Executive Officer and Director of MSDW Distributors (since June, 1998) Chairman and Chief Executive Officer (since June, 1998) and Director (since January, 1998) of MSDW Trust, Director of various other MSDW subsidiaries. Mr. Fink is 44 years old and is currently Senior Vice President (since March, 1997), Secretary and General Counsel (since February, 1997) and Director (since July, 1998) of MSDW Advisors and MSDW Services and Assistant Secretary of DWR (since August, 1996); he is also Senior Vice President (since March, 1997), Assistant Secretary and Assistant General Counsel (since February, 1997) of MSDW Distributors and Vice President, Secretary and General Counsel of the Morgan Stanley Dean Witter Funds, the TCW/DW Funds and Discover Brokerage Index Series. He was previously First Vice President, Assistant Secretary and Assistant General Counsel of MSDW Advisors. Mr. Robison is 60 years old and is currently Executive Vice President, Chief Administrative Officer and Director (since February, 1999) of MSDW Advisors and MSDW Services (since September, 1998); prior thereto he was a Managing Director of the TCW Group, Inc. Mr. Giambrone is 44 years old and is currently Senior Vice President of MSDW Advisors, MSDW Services, MSDW Distributors and MSDW Trust (since August, 1995) and a Director of MSDW Trust (since April, 1996). He was formerly a partner of KPMG Peat Marwick, LLP. Mr. McAlinden is 56 years old and is currently Executive Vice President and Chief Investment Officer of MSDW Advisors (since April, 1996) and Director of MSDW Trust (since April, 1996). He was previously Senior Vice President of MSDW Advisors (June, 1995-April, 1996). He was formerly a Managing Director at Dillon Read. Mr. Caloia is 53 years old and is currently First Vice President and Assistant Treasurer of MSDW Advisors and MSDW Services. Mr. Avelar is 40 years old and is currently Senior Vice President of MSDW Advisors. Mr. Page is 52 years old and is currently Senior Vice President of MSDW Advisors. Mr. Willison is 55 years old and is currently Senior Vice President of MSDW Advisors. Mr. Arcieri is 50 years old and is currently Vice President of MSDW Advisors. Mr. Lian is 44 years old and is currently Vice President of MSDW Advisors. Ms. Stromberg is 50 years old and is currently Vice President of MSDW Advisors. Other than Messrs. Robison, Giambrone and McAlinden, each of the above officers has been an employee of MSDW Advisors or its affiliates for over five years.


THE BOARD OF TRUSTEES, THE INDEPENDENT TRUSTEES, AND THE COMMITTEES

     The Board currently consists of eight (8) Trustees. These same individuals also serve as directors or trustees for all of the Morgan Stanley Dean Witter Funds, and are referred to in this section as Trustees. As of the date of this Proxy Statement, there are a total of 85 Morgan Stanley Dean Witter Funds, comprised of 120 portfolios. As of March 31, 1999, the Morgan Stanley Dean Witter Funds had total net assets of approximately $120.5 billion and more than six million shareholders.

----------
* This is the date the Trustee began serving the Morgan Stanley Dean Witter Funds Complex.

     Six Trustees (75% of the total number) have no affiliation or business connection with MSDW Advisors or any of its affiliated persons and do not own stock or other securities issued by MSDW Advisors' parent, MSDW. There are the "disinterested" or "independent" Trustees. The other two Trustees (the "Management Trustees") are affiliated with MSDW Advisors. Three of the six Independent Trustees are also Independent Trustees of the TCW/DW Funds.

     Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Morgan Stanley Dean Witter Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time.

     All of the Independent Trustees serve as members of the Audit Committee. Two of them also serve as members of the Derivatives Committee and the Insurance Committee. The Committees hold some meetings at MSDW Advisors' offices and some outside MSDW Advisors. Management Trustees or officers do not attend these meetings unless they are invited for purposes of furnishing information or making a report. The Funds do not have any nominating or compensation committees.

     The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Funds' independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees and reviewing the adequacy of the Fund's system of internal controls.

     The Board of each Fund has formed a Derivatives Committee to approve parameters for and monitor the activities of the Fund with respect to derivative investments, if any, made by the Fund. Finally, the Board of each Fund has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund.

     The following chart sets forth the number of meetings of the Board, the Audit Committee, the Independent Trustees, the Derivatives Committee and the Insurance Committee of each Fund during its most recent fiscal year. No Trustee attended fewer than 75% of the meetings of the Board, the Audit Committee, the Independent Trustees, the Derivatives Committee or the Insurance Committee held while he served in such positions.


      NUMBER OF BOARD AND COMMITTEE MEETINGS HELD DURING LAST FISCAL YEAR



                                       BOARD OF   INDEPENDENT     AUDIT     DERIVATIVES
                             FISCAL    TRUSTEES     TRUSTEES    COMMITTEE    COMMITTEE   INSURANCE
NAME OF FUND                YEAR-END   MEETINGS     MEETINGS     MEETINGS    MEETINGS    COMMITTEE
-------------------------- ---------- ---------- ------------- ----------- ------------ ----------
HIAT III .................   1/31/99      6          10            2           2            2
MIT II ...................  12/31/98      4          11            2           2            2
MIOT II ..................   2/28/99      4          10            2           2            2
INSURED MUNI .............  10/31/98      4          12            3           2            2
INSURED CAL MUNI .........  10/31/98      4          12            3           2            2

ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR ALL MORGAN STANLEY DEAN WITTER FUNDS

     The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the Morgan Stanley Dean Witter Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Morgan Stanley Dean Witter Funds.


SHARE OWNERSHIP BY TRUSTEES

     The Trustees have adopted a policy pursuant to which each Trustee and/or his or her spouse is required to invest at least $25,000 in any of the Funds in the Morgan Stanley Dean Witter Funds complex (and, if applicable, in the TCW/DW Funds complex) on whose boards the Trustee serves. In addition, the policy contemplates that the Trustees will, over time, increase their aggregate investment in the Funds above the $25,000 minimum requirement. The Trustees may allocate their investments among specific Funds in any manner they determine is appropriate based on their individual investment objectives. As of the date of this Proxy Statement, each Trustee is in compliance with the policy. Any future Trustee will be given a one year period following his or her election within which to comply with the foregoing. As of March 31, 1999, the total value of the investments by the Trustees and/or their spouses in shares of the Morgan Stanley Dean Witter Funds (and, if applicable, the TCW/DW Funds) was approximately $36.6 million.

     As of the record date for these meetings, the aggregate number of shares of each Fund owned by the respective Fund's officers and Trustees as a group was less than 1 percent of each Fund's outstanding shares.


COMPENSATION OF INDEPENDENT TRUSTEES

     Each Fund pays each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees or committees of the Board attended by the Trustee (each Fund pays the Chairman of the Audit Committee an additional annual fee of $750 and the Chairmen of the Derivatives and Insurance Committees additional annual fees of $500). If a Board meeting and a Committee meeting, or more than one Committee meeting, take place on a single day, the Trustees are paid a single meeting fee by each Fund. Each Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee.

     As of the date of this Proxy Statement, 55 of the Morgan Stanley Dean Witter Funds, including each of the Funds represented in this Proxy Statement other than HIAT III and INSURED CAL MUNI, have adopted a retirement program under which an Independent Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director or Trustee of any Morgan Stanley Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service. Currently, upon retirement, each Eligible Trustee is entitled to receive from the Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 30.22% of his or her Eligible Compensation plus 0.5036667% of such Eligible Compensation for each full month of service as an Independent Trustee of any Adopting Fund in excess of five years up to a maximum of 60.44% after ten years of service. The foregoing percentages may be changed by the Board. "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Fund in the five year period prior to the date of the Eligible Trustee's retirement. An Eligible Trustee may elect alternate payments of his or her retirement benefits based upon the combined life expectancy of such Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. The amount estimated to be payable under this method, through the remainder of the later of the lives of such Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to either 50% or 100% of the previous periodic amount, an election that, respectively, increases or decreases the previous periodic amount so that the resulting payments will be the actuarial equivalent of the Regular Benefit. Benefits under the retirement program are not secured or funded by the Funds.

     The following tables illustrate the compensation paid to each Fund's Independent Trustees by each respective Fund for its last fiscal year, and the retirement benefits accrued to the Independent Trustees of MIT II, MIOT II and INSURED MUNI by the respective Fund for its last fiscal year and the estimated retirement benefits for the Independent Trustees of MIT II, MIOT II and INSURED MUNI, to commence upon their retirement, as of the end of the respective Fund's last fiscal year.


MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST III



NAME OF INDEPENDENT TRUSTEE         AGGREGATE COMPENSATION FROM THE FUND
--------------------------------   -------------------------------------
Michael Bozic ..................                   $1,500
Edwin J. Garn ..................                    1,650
Wayne E. Hedien ................                    1,650
Dr. Manuel H. Johnson ..........                    1,600
Michael E. Nugent ..............                    1,650
John L. Schroeder ..............                    1,650



MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST II

                                  FUND COMPENSATION AND ESTIMATED RETIREMENT BENEFITS
                                  ---------------------------------------------------
                                                                         ESTIMATED
                                                       RETIREMENT         ANNUAL
                                     AGGREGATE          BENEFIT          BENEFITS
                                    COMPENSATION       ACCRUED AS          UPON
NAME OF INDEPENDENT TRUSTEE        FROM THE FUND     FUND EXPENSES     RETIREMENT(1)
-------------------------------   ---------------   ---------------   --------------
Michael Bozic .................        $1,450             $396             $997
Edwin J. Garn .................         1,600              599              997
Wayne E. Hedien ...............         1,600              740              848
Dr. Manuel H. Johnson .........         1,550              240              997
Michael E. Nugent .............         1,600              421              997
John L. Schroeder .............         1,600              807              838

----------
(1) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in the discussion of the retirement program above.

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST II

                                  FUND COMPENSATION AND ESTIMATED RETIREMENT BENEFITS
                                  ---------------------------------------------------
                                                                         ESTIMATED
                                                       RETIREMENT         ANNUAL
                                     AGGREGATE          BENEFIT          BENEFITS
                                    COMPENSATION       ACCRUED AS          UPON
NAME OF INDEPENDENT TRUSTEE        FROM THE FUND     FUND EXPENSES     RETIREMENT(1)
-------------------------------   ---------------   ---------------   --------------
Michael Bozic .................        $1,550             $393             $937
Edwin J. Garn .................         1,650              592              937
Wayne E. Hedien ...............         1,650              736              796
Dr. Manuel H. Johnson .........         1,600              238              937
Michael E. Nugent .............         1,650              417              937
John L. Schroeder .............         1,650              801              796

----------
(1) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in the discussion of the retirement program above.



MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL SECURITIES

                                  FUND COMPENSATION AND ESTIMATED RETIREMENT BENEFITS
                                  ---------------------------------------------------
                                                                         ESTIMATED
                                                       RETIREMENT         ANNUAL
                                     AGGREGATE          BENEFIT          BENEFITS
                                    COMPENSATION       ACCRUED AS          UPON
NAME OF INDEPENDENT TRUSTEE        FROM THE FUND     FUND EXPENSES     RETIREMENT(1)
-------------------------------   ---------------   ---------------   --------------
Michael Bozic .................        $1,400            $  393            $971
Edwin J. Garn .................         1,550               868             971
Wayne E. Hedien ...............         1,500               617             825
Dr. Manuel H. Johnson .........         1,500               256             971
Michael E. Nugent .............         1,550               569             971
John L. Schroeder .............         1,550             1,067             815

----------
(1) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in the discussion of the retirement program above.



MORGAN STANLEY DEAN WITTER INSURED CALIFORNIA MUNICIPAL SECURITIES

NAME OF INDEPENDENT TRUSTEE         AGGREGATE COMPENSATION FROM THE FUND
--------------------------------   -------------------------------------
Michael Bozic ..................                   $1,400
Edwin J. Garn ..................                    1,550
Wayne E. Hedien ................                    1,500
Dr. Manuel H. Johnson ..........                    1,500
Michael E. Nugent ..............                    1,550
John L. Schroeder ..............                    1,550

     The following table illustrates the compensation paid to the Independent Trustees of the Funds for the calendar year ended December 31, 1998 for services to the 85 Morgan Stanley Dean Witter Funds and, in the case of Messrs. Johnson, Nugent and Schroeder, the 11 TCW/DW Funds that were in operation at December 31, 1998. With respect to Messrs. Johnson, Nugent and Schroeder, the TCW/DW Funds are included solely because of a limited exchange privilege between those Funds and five Morgan Stanley Dean Witter Money Market Funds. No compensation was paid to the Funds' Independent Trustees by Discover Brokerage Index Series for the calendar year ended December 31, 1998.


   CASH COMPENSATION FROM MORGAN STANLEY DEAN WITTER FUNDS AND TCW/DW FUNDS

                                     FOR SERVICE                            TOTAL CASH
                                   AS DIRECTOR OR                          COMPENSATION
                                     TRUSTEE AND      FOR SERVICE AS      FOR SERVICES TO
                                      COMMITTEE         TRUSTEE AND      85 MORGAN STANLEY
                                    MEMBER OF 85         COMMITTEE          DEAN WITTER
                                   MORGAN STANLEY         MEMBER           FUNDS AND 11
                                     DEAN WITTER       OF 11 TCW/DW           TCW/DW
NAME OF INDEPENDENT TRUSTEES            FUNDS              FUNDS               FUNDS
-------------------------------   ----------------   ----------------   ------------------
Michael Bozic .................       $120,150                 --            $120,150
Edwin J. Garn .................        132,450                 --             132,450
Wayne E. Hedien ...............        132,350                 --             132,350
Dr. Manuel H. Johnson .........        128,400            $62,331             190,731
Michael E. Nugent .............        132,450             62,131             194,581
John L. Schroeder .............        132,450             64,731             197,181

     The following table illustrates the retirement benefits accrued to the Independent Trustees of the Funds by the 55 Morgan Stanley Dean Witter Funds (including each of the Funds represented in this Proxy Statement other than HIAT III and INSURED CAL MUNI) for the year ended December 31, 1998, and the estimated retirement benefits for the Independent Trustees, to commence upon their retirement, from the 55 Morgan Stanley Dean Witter Funds as of December 31, 1998.



                  RETIREMENT BENEFITS FROM ALL MORGAN STANLEY DEAN WITTER FUNDS

                                     ESTIMATED                                                ESTIMATE ANNUAL
                                    CREDIT YEARS       ESTIMATED      RETIREMENT BENEFITS      BENEFITS UPON
                                     OF SERVICE       PERCENTAGE           ACCRUED AS         RETIREMENT FROM
                                   AT RETIREMENT      OF ELIGIBLE         EXPENSES BY          ALL ADOPTING
NAME OF INDEPENDENT TRUSTEES        (MAXIMUM 10)     COMPENSATION      ALL ADOPTING FUNDS        FUNDS(1)
-------------------------------   ---------------   --------------   ---------------------   ----------------
Michael Bozic .................          10              60.44%             $22,377               $52,250
Edwin J. Garn .................          10              60.44               35,225                52,250
Wayne E. Hedien ...............           9              51.37               41,979                44,413
Dr. Manuel H. Johnson .........          10              60.44               14,047                52,250
Michael E. Nugent .............          10              60.44               25,336                52,250
John L. Schroeder .............           8              50.37               45,117                44,343

----------
(1) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in the discussion of the retirement program above.


     THE BOARD OF TRUSTEES OF EACH FUND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF EACH OF THE TRUSTEES NOMINATED FOR ELECTION.

THE INVESTMENT MANAGER OR INVESTMENT ADVISOR

     MSDW Advisors currently serves as investment manager or investment advisor of each Fund pursuant to an investment management agreement or investment advisory agreement entered into by each Fund and MSDW Advisors (each, an "Agreement" and collectively, the "Agreements") dated May 31, 1997, which took effect upon the consummation of the merger of Dean Witter, Discover & Co. with Morgan Stanley Group Inc., and in that capacity provides investment advisory and, in certain cases, certain other services to the Funds. MSDW Advisors is a wholly-owned subsidiary of MSDW. The Agreements were approved by the Board of Trustees on February 21, 1997, and by the shareholders of each Fund at their respective Annual Meeting of Shareholders held on May 20, 1997. The Agreements supersede earlier management and advisory agreements originally entered into by the Funds and MSDW Advisors and are identical in all material respects, including fees payable by a Fund thereunder, to the earlier management and advisory agreements, except for dates of effectiveness and termination.


THE INVESTMENT MANAGEMENT AGREEMENTS

     Each Agreement of HIAT III, INSURED MUNI and INSURED CAL MUNI (in this section, each "Fund" refers to each of HIAT III, INSURED MUNI and INSURED CAL
MUNI) provides that MSDW Advisors shall obtain and evaluate such information and advice relating to the economy and securities and commodity markets as it deems necessary or useful to discharge its duties under the respective Agreements, and that it shall continuously supervise the management of the assets of each Fund in a manner consistent with the investment objectives and policies of that Fund and subject to such other limitations and directions as the Board of the Fund may, from time to time, prescribe.

     MSDW Advisors pays the compensation of the officers of each Fund and provides the Fund with office space and equipment, and clerical and bookkeeping services and telephone service, heat, light, power and other utilities. MSDW Advisors also pays for the services of personnel in connection with the pricing of the Fund's shares and the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent accountants and attorneys is, in the opinion of MSDW Advisors, necessary or desirable). In return for its services and the expenses MSDW Advisors assumes under the Agreements, each Fund pays MSDW Advisors compensation which is computed and accrued weekly and payable monthly and which is determined by applying the following annual rate to each Fund's average weekly net assets as set forth in the table below:



                                                                                          MANAGEMENT
                                                                                         FEES PAID TO
                                                                                         MSDW ADVISORS      NET ASSETS
                                                                         LAST FISCAL     DURING FUND'S     AS OF FISCAL
FUND                                  MANAGEMENT FEE RATE                  YEAR END    LAST FISCAL YEAR      YEAR END
---------------------- ------------------------------------------------ ------------- ------------------ ---------------
HIAT III ............. 0.75% to the portion of the Fund's average           1/31/99        $550,779       $ 64,696,401
                       weekly net assets not exceeding $250 million;
                       0.60% to the portion of average weekly net
                       assets exceeding $250 million and not
                       exceeding $500 million; 0.50% to the portion of
                       average weekly net assets exceeding $500
                       million and not exceeding $750 million; 0.40%
                       to the portion of average weekly net assets
                       exceeding $750 million and not exceeding $1
                       billion; 0.30% to the portion of average weekly
                       net assets exceeding $1 billion

INSURED MUNI ......... 0.35% to the Fund's average weekly net assets       10/31/98        $493,374       $142,132,849

INSURED CAL MUNI...... 0.35% to the Fund's average weekly net assets       10/31/98        $231,856       $ 67,178,166


     Under the Agreements, each Fund is obligated to bear all of the costs and expenses of its operation, except those specifically assumed by MSDW Advisors, including, without limitation: charges and expenses of any registrar, custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities or commodities and other property, and any stock transfer or dividend agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities or commodities issuance and transfer taxes, and corporate fees payable by the Fund to federal, state or other governmental agencies; costs and expenses of engraving or printing of certificates representing shares of the Fund; all costs and expenses in connection with registration and maintenance of registration of the Fund and of its shares with the Securities and Exchange Commission and various states and other jurisdictions (including filing fees and legal fees and disbursements of counsel); the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund to its Shareholders; all expenses of Shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to Shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of MSDW Advisors or any corporate affiliate of MSDW Advisors; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for the pricing of the Fund's shares; charges and expenses of legal counsel, including counsel to the Independent Trustees of the Fund, and independent accountants in connection with any matter relating to the Fund (not including compensation or expenses of attorneys employed by MSDW Advisors); association dues; interest payable on the Fund's borrowings; fees and expenses incident to the listing of the Fund's shares on any stock exchange; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; and extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of MSDW Advisors' operations unless otherwise explicitly provided in the respective Agreements.

     The administrative services called for under the Agreements of HIAT III, INSURED MUNI and INSURED CAL MUNI are performed by MSDW Services, a wholly-owned subsidiary of MSDW Advisors, pursuant to a Services Agreement between MSDW Advisors and MSDW Services.

THE INVESTMENT ADVISORY AGREEMENT

     The Agreements of MIT II and MIOT II (in this section, each "Fund" refers to each of MIT II and MIOT II) provides that MSDW Advisors shall continuously manage the assets of each Fund in a manner consistent with that Fund's investment objective. MSDW Advisors shall obtain and evaluate such information and advice relating to the economy, securities markets and specific securities as it considers necessary or useful to continuously manage the assets of each Fund in a manner consistent with its investment objectives and policies. In addition, MSDW Advisors pays the compensation of all personnel, including officers of each Fund, who are its employees. MSDW Advisors has authority to place orders for the purchase and sale of portfolio securities on behalf of that Fund without prior approval of its Board.

     In return for its investment services and the expenses which MSDW Advisors assumes under the Agreement, each Fund pays MSDW Advisors compensation which is computed and accrued weekly and payable monthly and which is determined by applying the following annual rate to each Fund's average weekly net assets as set forth in the table below:

                                                                          ADVISORY FEES PAID
                                                                           TO MSDW ADVISORS      NET ASSETS
                                                            LAST FISCAL   DURING FUND'S LAST    AS OF FISCAL
FUND                      ADVISORY FEE RATE                   YEAR END        FISCAL YEAR         YEAR END
---------- ----------------------------------------------- ------------- -------------------- ---------------
MIT II ... 0.40% to the portion of the Fund's average        12/31/98         $1,076,673       $270,271,034
           weekly net assets not exceeding $250 million
           and 0.30% to the portion of the Fund's average
           weekly net assets exceeding $250 million

MIOT II .. 0.50% to the Fund's average weekly net assets      2/28/99         $  904,614       $180,444,653

     Under the Agreements, each Fund is obligated to bear all of the costs and expenses of its operation, except those specifically assumed by MSDW Advisors, including, without limitation: charges and expenses of any registrar, custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities or commodities and other property, and any stock transfer or dividend agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities or commodities issuance and transfer taxes, and fees payable by the Fund to Federal, state or other governmental agencies; costs and expenses of engraving or printing of certificates representing shares of the Fund; all costs and expenses in connection with registration and maintenance of registration of the Fund and of its shares with the Securities and Exchange Commission and various states and other jurisdictions (including filing fees and legal fees and disbursements of counsel and the costs and expenses of preparation, printing, including typesetting, and distributing prospectuses for such purposes); all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Administrator or MSDW Advisors or any of their corporate affiliates; all expenses incident to the payment of any dividend or distribution program; charges and expenses of any outside pricing services; charges and expenses of legal counsel, including counsel to the Independent Trustees of the Fund, and independent accountants in connection with any matter relating to the Fund (not including compensation or expenses of attorneys employed by the Administrator or MSDW Advisors); membership dues of industry associations; interest payable on Fund borrowings; fees and expenses incident to the listing of the Fund's shares on any stock exchange; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims, liabilities, litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operations unless otherwise explicitly provided in the Agreement.

     The Agreement of each Fund (HIAT III, MIT II, MIOT II, INSURED MUNI and INSURED CAL MUNI), dated May 31, 1997, was initially approved by the Board of Trustees of each respective Fund, including a majority of the Independent Trustees, by vote cast in person at meetings of the Boards held on February 21, 1997 called for the purpose of voting on the Agreements. The Shareholders of each Fund approved the respective Agreements at their respective Annual Meeting of Shareholders held on May 20, 1997.

     The Agreements each had an initial term ending April 30, 1999 and provide that, after the initial period of effectiveness, each will continue in effect from year to year thereafter provided that each such continuance is approved by the vote of a majority, as defined by the 1940 Act, of the outstanding voting securities of each Fund or by the Trustees of each Fund, and, in either event, by the vote cast in person by a majority of the Independent Trustees at a meeting called for the purpose of voting on such approval. Each Agreement's continuation until April 30, 2000 was approved by the Trustees, including a majority of the Independent Trustees, at a Meeting of the Trustees held on April 22, 1999, called for the purpose of approving the Agreements.

     Each Agreement also provides that it may be terminated at any time by MSDW Advisors, the Trustees or by a vote of a majority of the outstanding voting securities of the applicable Fund, in each instance without the payment of any penalty, on thirty days' notice and provides for its automatic termination in the event of its assignment.


MSDW ADVISORS


     Morgan Stanley Dean Witter Advisors Inc. is each Fund's investment manager or investment advisor. MSDW Advisors maintains its offices at Two World Trade Center, New York, New York 10048. MSDW Advisors, which was incorporated in July, 1992, under the name Dean Witter InterCapital Inc., changed its name to Morgan Stanley Dean Witter Advisors on June 22, 1998. MSDW Advisors is a wholly-owned subsidiary of MSDW, a preeminent global securities firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services.

     The Principal Executive Officer and Directors of MSDW Advisors are Mitchell M. Merin, President and Chief Executive Officer, Ronald E. Robison, Executive Vice President and Chief Administrative Officer and Barry Fink, Senior Vice President, Secretary and General Counsel. The principal occupations of Messrs. Merin,

Robison and Fink are described under the section "Election of Trustees." The business address of the Executive Officer and other Directors is Two World Trade Center, New York, New York 10048.


     MSDW has its offices at 1585 Broadway, New York, New York 10036. There are various lawsuits pending against MSDW involving material amounts which, in the opinion of its management, will be resolved with no material effect on the consolidated financial position of the company.


     MSDW Advisors and its wholly-owned subsidiary, MSDW Services, serve in various investment management, advisory, management and administrative capacities to investment companies and pension plans and other institutional and individual investors. The Appendix lists the investment companies for which MSDW Advisors provides investment management or investment advisory services and which have similar investment objectives to those of the Funds listed in this Proxy Statement and sets forth the fees payable to MSDW Advisors by such companies, including the Funds, and their net assets as of April 22, 1999.


     MSDW Advisors' wholly-owned subsidiary, MSDW Services, pursuant to an Administration Agreement with MIT II and MIOT II, serves as the Administrator of MIT II and MIOT II and receives from those Funds compensation which is computed and accrued weekly and payable monthly and which is determined by applying the following annual rates: MIT II--0.25% to the portion of the Fund's average weekly net assets not exceeding $250 million; 0.20% to the portion of the Fund's average weekly net assets exceeding $250 million but not exceeding $500 million; 0.167% to the portion of the Fund's average weekly net assets exceeding $500 million but not exceeding $750 million; and 0.133% to the portion of the Fund's average weekly net assets exceeding $750 million; MIOT II--0.30% to the average weekly net assets. During the fiscal year ended December 31, 1998 for MIT II and February 28, 1999 for MIOT II, the Funds accrued to MSDW Services administrative fees of $676,000 and $542,769, respectively.

     During the fiscal years ended January 31, 1999 for HIAT III, December 31, 1998 for MIT II, February 28, 1999 for MIOT II, October 31, 1998 for INSURED MUNI, and October 31, 1998 for INSURED CAL MUNI, each Fund accrued to MSDW Trust, each Fund's Transfer Agent and an affiliate of MSDW Advisors, transfer agency fees of $49,106, $107,832, $66,387, $39,425 and $18,875, respectively.


AFFILIATED BROKER

     Because DWR, Morgan Stanley & Co. Incorporated and MSDW Advisors are under the common control of MSDW, DWR and Morgan Stanley & Co. Incorporated are affiliated brokers of the Funds. During each of their respective last fiscal years, the Funds paid no brokerage commissions to DWR or to Morgan Stanley & Co. Incorporated.


     (2) RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT ACCOUNTANTS

     The Trustees of each Fund have unanimously selected the firm of PricewaterhouseCoopers LLP as each Fund's independent accountants for the fiscal year ending January 31, 2000 for HIAT III, December 31, 1999 for MIT II, February 29, 2000 for MIOT II and October 31, 1999 for INSURED MUNI and INSURED CAL MUNI. Its selection is being submitted for ratification or rejection by Shareholders of each Fund at the Meetings. PricewaterhouseCoopers LLP has been the independent accountants for each Fund since its inception, and has no direct or indirect financial interest in any of the Funds.

     A representative of PricewaterhouseCoopers LLP is expected to be present at the Meetings and will be available to respond to appropriate questions of Shareholders.

     The affirmative vote of the holders of a majority of the shares represented and entitled to vote at the Annual Meeting is required for ratification of the selection of PricewaterhouseCoopers LLP as the independent accountants for each respective Fund.

     THE TRUSTEES OF EACH FUND UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT ACCOUNTANTS.

                             ADDITIONAL INFORMATION

     In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal for any Fund is not obtained at the Meetings of any Fund, the persons named as proxies may propose one or more adjournments of the Meeting of the applicable Fund for a total of not more than 60 days in the aggregate to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the applicable Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which have been received by the date of the Meeting.

     Abstentions and, if applicable, broker "non-votes" will not count as votes in favor of any of the proposals, and broker "non-votes" will not be deemed to be present at the Meeting of any Fund for purposes of determining whether a particular proposal to be voted upon has been approved. Broker "non-votes" are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.


                             SHAREHOLDER PROPOSALS

     Proposals of security holders intended to be presented at the next Annual Meeting of Shareholders of each respective Fund must be received by no later than January 3, 2000 for HIAT III, MIT II, MIOT II, INSURED MUNI and INSURED CAL MUNI, for inclusion in the proxy statement for each respective Fund's next Annual Meeting. The mere submission of a proposal does not guarantee its inclusion in the proxy materials or its presentation at the meeting. Certain rules under the federal securities laws must be met.


                            REPORTS TO SHAREHOLDERS

     EACH FUND'S MOST RECENT ANNUAL REPORT HAS BEEN SENT PREVIOUSLY TO SHAREHOLDERS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST FROM NINA WESSEL AT MORGAN STANLEY DEAN WITTER TRUST FSB, HARBORSIDE FINANCIAL CENTER, PLAZA TWO, JERSEY CITY, NEW JERSEY 07311 (TELEPHONE 1-800-869-NEWS) (TOLL-FREE).


                          INTEREST OF CERTAIN PERSONS

     MSDW, MSDW Advisors, DWR, MSDW Services, and certain of their respective Directors, Officers, and employees, including persons who are Trustees or Officers of the Funds, may be deemed to have an interest in certain of the proposals described in this Proxy Statement to the extent that certain of such companies and their affiliates have contractual and other arrangements, described elsewhere in this Proxy Statement, pursuant to which they are paid fees by the Funds, and certain of those individuals are compensated for performing services relating to the Funds and may also own shares of MSDW. Such companies and persons may thus be deemed to derive benefits from the approvals by Shareholders of such proposals.


                                 OTHER BUSINESS

     The management of the Funds knows of no other matters which may be presented at the Meetings. However, if any matters not now known properly come before the Meetings, it is the intention of the persons named in the enclosed form of proxy to vote all shares that they are entitled to vote on any such matter, utilizing such proxy in accordance with their best judgment on such matters.
                                      By Order of the Board of Trustees


                                                   BARRY FINK
                                                   Secretary

                                                                       APPENDIX

     MSDW Advisors serves as investment manager to HIAT III and the other investment companies listed below which have similar investment objectives to those of HIAT III. Set forth below is a chart showing the net assets of each such investment company as of April 22, 1999 and the investment management fees rate(s) applicable to such investment company.



                                                                        CURRENT INVESTMENT
                                                                      MANAGEMENT FEE RATE(S)
                                                NET ASSETS              AS A PERCENTAGE OF
                                              AS OF 4/22/99                 NET ASSETS
                                            ----------------- --------------------------------------
 1. MORGAN STANLEY DEAN WITTER HIGH
    YIELD SECURITIES INC.* ..................$2,542,173,291   0.50% on assets up to $500
                                                              million, scaled down at various
                                                              asset levels to 0.30% on assets
                                                              over $3 billion
 2. MORGAN STANLEY DEAN WITTER U.S.
    GOVERNMENT SECURITIES TRUST* ............ 4,919,604,831   0.50% on assets up to $1 billion,
                                                              scaled down at various asset
                                                              levels to 0.30% on assets over
                                                              $12.5 billion
 3. MORGAN STANLEY DEAN WITTER
    CONVERTIBLE SECURITIES TRUST* ...........   253,025,766   0.60% on assets up to $750
                                                              million, scaled down at various
                                                              asset levels to 0.425% on assets
                                                              over $3 billion
 4. MORGAN STANLEY DEAN WITTER FEDERAL
    SECURITIES TRUST* .......................   617,122,760   0.55% on assets up to $1 billion,
                                                              scaled down at various asset
                                                              levels to 0.35% on assets over
                                                              $12.5 billion
 5. MORGAN STANLEY DEAN WITTER INCOME
    SECURITIES INC.** .......................   216,399,648   0.50%
 6. MORGAN STANLEY DEAN WITTER HIGH
    INCOME ADVANTAGE TRUST** ................   118,834,035   0.75% on assets up to $250
                                                              million, scaled down at various
                                                              asset levels to 0.30% on assets
                                                              over $1 billion
 7. MORGAN STANLEY DEAN WITTER HIGH
    INCOME ADVANTAGE TRUST II** .............   158,623,909   0.75% on assets up to $250
                                                              million, scaled down at various
                                                              asset levels to 0.30% on assets
                                                              over $1 billion
 8. MORGAN STANLEY DEAN WITTER HIGH
    INCOME ADVANTAGE TRUST III** ............    62,337,208   0.75% on assets up to $250
                                                              million, scaled down at various
                                                              asset levels to 0.30% on assets
                                                              over $1 billion
 9. MORGAN STANLEY DEAN WITTER
    INTERMEDIATE INCOME SECURITIES* .........   147,293,399   0.60% on assets up to $500
                                                              million, scaled down at various
                                                              asset levels to 0.30% on assets
                                                              over $1 billion
10. MORGAN STANLEY DEAN WITTER WORLD
    WIDE INCOME TRUST* ......................   117,761,60    0.75% on assets up to $250
                                                              million, scaled down at various
                                                              asset levels to 0.30% on assets
                                                              over $1 billion
11. MORGAN STANLEY DEAN WITTER
    GOVERNMENT INCOME TRUST** ...............   400,327,958   0.60%

                                                                             CURRENT INVESTMENT
                                                                           MANAGEMENT FEE RATE(S)
                                                  NET ASSETS                 AS A PERCENTAGE OF
                                                 AS OF 4/22/99                   NET ASSETS
                                              ------------------ -----------------------------------------
12. MORGAN STANLEY DEAN WITTER
    SHORT-TERM U.S. TREASURY TRUST* ...........$  311,649,232    0.35%
13. MORGAN STANLEY DEAN WITTER
    DIVERSIFIED INCOME TRUST* ................. 1,033,410,727    0.40%
14. MORGAN STANLEY DEAN WITTER
    SHORT-TERM BOND FUND* .....................   179,010,462    0.70%(1)
15. MORGAN STANLEY DEAN WITTER PRIME
    INCOME TRUST** ............................ 2,328,538,637    0.90% on assets up to $500
                                                                 million; 0.85% on assets over
                                                                 $500 million up to $1.5 billion;
                                                                 0.825% on assets over $1.5 billion
                                                                 up to $2.5 billion; and 0.80% on
                                                                 assets over $2.5 billion
16. MORGAN STANLEY DEAN WITTER
    BALANCED INCOME FUND* .....................   107,030,598    0.60%
17. MORGAN STANLEY DEAN WITTER
    VARIABLE INVESTMENT SERIES:***
    (a) QUALITY INCOME PLUS PORTFOLIO .........   530,493,100    0.50% on assets up to $500
                                                                 million and 0.45% on assets over
                                                                 $500 million
    (b) HIGH YIELD PORTFOLIO ..................   350,535,760    0.50% on assets up to $500
                                                                 million and 0.425% on assets over
                                                                 $500 million
18. MORGAN STANLEY DEAN WITTER SELECT
    DIMENSIONS INVESTMENT SERIES:***
    (a) DIVERSIFIED INCOME PORTFOLIO ..........    92,341,904    0.40%
    (b) NORTH AMERICAN GOVERNMENT
        SECURITIES PORTFOLIO ....................   9,427,291    0.65% (of which 40% is paid to a
                                                                 Sub-Adviser)

----------
*     Open-end investment company.

**    Closed-end investment company.

*** Open-end investment company offered only to life insurance companies in connection with variable annuity and/or variable life insurance contracts.

(1) MSDW Advisors has undertaken, from January 1, 1999 through June 30, 1999, to continue to assume all operating expenses of Morgan Stanley Dean Witter Short-Term Bond Fund (except for any brokerage fees) and to waive the compensation provided for in its investment management agreement to the extent that such expenses exceed 0.80% of that company's daily net assets.

     MSDW Advisors serves as investment adviser to MIT II and MIOT II, investment manager to INSURED MUNI and INSURED CAL MUNI and as investment manager or investment advisor to the other investment companies listed below which have similar investment objectives to those of MIT II, MIOT II, INSURED MUNI and INSURED CAL MUNI. Set forth below is a chart showing the net assets of each such investment company as of April 22, 1999, and the investment management or advisory fee rate(s) applicable to such investment company.




                                                                     CURRENT INVESTMENT
                                                                       MANAGEMENT OR
                                                                    ADVISORY FEE RATE(S)
                                               NET ASSETS             AS A PERCENTAGE
                                              AS OF 4/22/99            OF NET ASSETS
                                            ---------------- ---------------------------------
 1. MORGAN STANLEY DEAN WITTER
    CALIFORNIA TAX-FREE INCOME FUND* ........$  900,917,407  0.55% on assets up to $500 million, scaled down at
                                                             various asset levels to 0.45%
                                                             on assets over $1.25 billion
 2. MORGAN STANLEY DEAN WITTER LIMITED
    TERM MUNICIPAL TRUST* ...................    57,535,134  0.50%
 3. MORGAN STANLEY DEAN WITTER
    MULTI-STATE MUNICIPAL SERIES TRUST* .....   373,100,434  0.35%
 4. MORGAN STANLEY DEAN WITTER
    NEW YORK TAX-FREE INCOME FUND* ..........   157,128,377  0.55% on assets up to $500
                                                             million and 0.525% on assets
                                                             over $500 million

 5. MORGAN STANLEY DEAN WITTER
    TAX-EXEMPT SECURITIES TRUST* ............ 1,165,685,324  0.50% on assets up to $500 million, scaled down at
                                                             various asset levels to 0.325%
                                                             on assets over $1.25 billion
 6. MORGAN STANLEY DEAN WITTER
    CALIFORNIA INSURED MUNICIPAL INCOME
    TRUST** .................................   255,830,275  0.35%
 7. MORGAN STANLEY DEAN WITTER
    CALIFORNIA QUALITY MUNICIPAL
    SECURITIES** ............................   215,387,901  0.35%
 8. MORGAN STANLEY DEAN WITTER INSURED
    CALIFORNIA MUNICIPAL SECURITIES** .......    65,853,782  0.35%
 9. MORGAN STANLEY DEAN WITTER INSURED
    MUNICIPAL BOND TRUST** ..................   108,989,063  0.35%
10. MORGAN STANLEY DEAN WITTER INSURED
    MUNICIPAL INCOME TRUST** ................   588,899,301  0.35%
11. MORGAN STANLEY DEAN WITTER INSURED
    MUNICIPAL SECURITIES** ..................   138,682,660  0.35%
12. MORGAN STANLEY DEAN WITTER INSURED
    MUNICIPAL TRUST** .......................   484,844,258  0.35%
13. MORGAN STANLEY DEAN WITTER NEW
    YORK QUALITY MUNICIPAL SECURITIES** .....    98,152,645  0.35%

                                                                    CURRENT INVESTMENT
                                                                       MANAGEMENT OR
                                                                   ADVISORY FEE RATE(S)
                                               NET ASSETS             AS A PERCENTAGE
                                             AS OF 4/22/99             OF NET ASSETS
                                            --------------- ----------------------------------
14. MORGAN STANLEY DEAN WITTER QUALITY
    MUNICIPAL INCOME TRUST** ................ $742,739,096  0.35%
15. MORGAN STANLEY DEAN WITTER QUALITY
    MUNICIPAL INVESTMENT TRUST** ............  382,805,457  0.35%
16. MORGAN STANLEY DEAN WITTER QUALITY
    MUNICIPAL SECURITIES** ..................  366,391,881  0.35%
17. MORGAN STANLEY DEAN WITTER
    MUNICIPAL INCOME TRUST** ................  296,765,850  0.35% on assets up to $250 million and 0.25% on assets
                                                            over $250 million
18. MORGAN STANLEY DEAN WITTER
    MUNICIPAL INCOME TRUST II** .............  266,730,829  0.40% on assets up to $250 million and 0.30% on assets
                                                            over $250 million
19. MORGAN STANLEY DEAN WITTER
    MUNICIPAL INCOME TRUST III** ............   62,383,455  0.40% on assets up to $250
                                                            million and 0.30% on assets
                                                            over $250 million
20. MORGAN STANLEY DEAN WITTER
    MUNICIPAL INCOME OPPORTUNITIES
    TRUST** .................................  184,359,527  0.50%
21. MORGAN STANLEY DEAN WITTER
    MUNICIPAL INCOME OPPORTUNITIES
    TRUST II** ..............................  179,413,833  0.50%
22. MORGAN STANLEY DEAN WITTER
    MUNICIPAL INCOME OPPORTUNITIES
    TRUST III** .............................  104,848,850  0.50%
23. MORGAN STANLEY DEAN WITTER
    MUNICIPAL PREMIUM INCOME TRUST** ........  340,816,579  0.40%
24. MORGAN STANLEY DEAN WITTER SELECT
    MUNICIPAL REINVESTMENT FUND*** ..........   91,223,116  0.50%
25. MORGAN STANLEY DEAN WITTER HAWAII
    MUNICIPAL TRUST*(1) .....................    7,805,237  0.35% (1)

----------
*     Open-end investment company

**    Closed-end investment company

*** Open-end investment company offered only to the holders of units of certain unit investment trusts (UITs) in connection with the reinvestment of UIT distributions

(1) MSDW Advisors has undertaken, from January 1, 1999 through December 31, 1999, to continue to assume all operating expenses (except for any 12b-1 and brokerage fees) of Morgan Stanley Dean Witter Hawaii Municipal Trust and to waive the compensation provided for in its investment management agreement to the extent that such expenses exceed 0.55% of that company's daily net assets.

          MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST III

                                     PROXY


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Ronald E. Robison, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of Morgan Stanley Dean Witter High Income Advantage Trust III on June 22, 1999, at 9:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated May 3, 1999 as follows:





                          (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEES AND THE PROPOSAL SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

      IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

--------------------------------------------------------------------------------

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD
YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET
(SEE ENCLOSED VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS)

TO VOTE A PROXY BY PHONE, call Toll-Free: 1-800-690-6903

TO VOTE A PROXY BY INTERNET, visit our Website(s): WWW.MSDWT.COM or WWW.PROXYVOTE.COM

PLEASE MARK VOTES AS IN THE EXAMPLE USING BLACK OR BULE INK [X]

                                                                  FOR ALL
                                           FOR      WITHHOLD      EXCEPT
1. Election of three (3) Trustees:         [ ]        [ ]           [ ]

   01. Edwin J. Garn,  02. Michael E. Nugent,
   03. Philip J. Purcell

   IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.


2. Ratification of appointment of       FOR      AGAINST     ABSTAIN
   PricewaterhouseCoopers LLP           [ ]        [ ]         [ ]
   as independent accountants.


Please make sure to sign and date this Proxy using black or blue ink.

Date____________________________________________

________________________________________________

________________________________________________
     Shareholder sign in the box above

________________________________________________

________________________________________________
    Co-Owner (if any) sign in the box above

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
            PLEASE FOLD AND DETACH AT PERFORATION ALONG DOTTED LINES


                           MORGAN STANLEY DEAN WITTER
                         HIGH INCOME ADVANTAGE TRUST III







--------------------------------------------------------------------------------
                                    IMPORTANT

   USE ONE OF THESE THREE EASY WAYS TO VOTE YOUR PROXY

1. BY MAIL. PLEASE DATE, SIGN AND RETURN THE ABOVE PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

2. BY INTERNET. HAVE YOUR PROXY CARD AT HAND. GO TO THE "VOTE YOUR PROXY HERE" LINK ON THE WEBSITE WWW.MSDWT.COM OR WWW.PROXYVOTE.COM. ENTER YOUR
   12-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE INSTRUCTIONS.

3. BY TELEPHONE. HAVE YOUR PROXY CARD AT HAND. CALL 1-800-690-6903 ON A TOUCH-TONE PHONE. ENTER YOUR 12-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE RECORDED INSTRUCTIONS.
--------------------------------------------------------------------------------

             MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST II

                                     PROXY


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Ronald E. Robison, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of Morgan Stanley Dean Witter Municipal Income Trust II on June 22, 1999, at 9:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated May 3, 1999 as follows:





                          (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEES AND THE PROPOSAL SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

      IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

--------------------------------------------------------------------------------

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD
YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET
(SEE ENCLOSED VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS)

TO VOTE A PROXY BY PHONE, call Toll-Free: 1-800-690-6903

TO VOTE A PROXY BY INTERNET, visit our Website(s): WWW.MSDWT.COM or WWW.PROXYVOTE.COM

PLEASE MARK VOTES AS IN THE EXAMPLE USING BLACK OR BULE INK [X]

                                                                  FOR ALL
                                           FOR      WITHHOLD      EXCEPT
1. Election of two (2) Trustees:           [ ]        [ ]           [ ]

   01. Michael Bozic,  02. Charles A. Fiumefreddo

   IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.


2. Ratification of appointment of       FOR      AGAINST     ABSTAIN
   PricewaterhouseCoopers LLP           [ ]        [ ]         [ ]
   as independent accountants.


Please make sure to sign and date this Proxy using black or blue ink.

Date____________________________________________

________________________________________________

________________________________________________
     Shareholder sign in the box above

________________________________________________

________________________________________________
    Co-Owner (if any) sign in the box above

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
            PLEASE FOLD AND DETACH AT PERFORATION ALONG DOTTED LINES


                           MORGAN STANLEY DEAN WITTER
                           MUNICIPAL INCOME TRUST II



--------------------------------------------------------------------------------
                                   IMPORTANT

   USE ONE OF THESE THREE EASY WAYS TO VOTE YOUR PROXY

1. BY MAIL. PLEASE DATE, SIGN AND RETURN THE ABOVE PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

2. BY INTERNET. HAVE YOUR PROXY CARD AT HAND. GO TO THE "VOTE YOUR PROXY HERE" LINK ON THE WEBSITE WWW.MSDWT.COM OR WWW.PROXYVOTE.COM. ENTER YOUR
   12-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE INSTRUCTIONS.

3. BY TELEPHONE. HAVE YOUR PROXY CARD AT HAND. CALL 1-800-690-6903 ON A TOUCH-TONE PHONE. ENTER YOUR 12-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE RECORDED INSTRUCTIONS.
--------------------------------------------------------------------------------

      MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST II

                                     PROXY


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Ronald E. Robison, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of Morgan Stanley Dean Witter Municipal Income Opportunities Trust II on June 22, 1999, at 9:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated May 3, 1999 as follows:





                          (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEES AND THE PROPOSAL SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

      IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

--------------------------------------------------------------------------------

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD
YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET
(SEE ENCLOSED VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS)

TO VOTE A PROXY BY PHONE, call Toll-Free: 1-800-690-6903

TO VOTE A PROXY BY INTERNET, visit our Website(s): WWW.MSDWT.COM or WWW.PROXYVOTE.COM

PLEASE MARK VOTES AS IN THE EXAMPLE USING BLACK OR BULE INK [X]

                                                                  FOR ALL
                                           FOR      WITHHOLD      EXCEPT
1. Election of three (3) Trustees:         [ ]        [ ]           [ ]

   01. Edwin J. Garn,  02. Michael E. Nugent,

   03. Philip J. Purcell

   IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.


2. Ratification of appointment of       FOR      AGAINST     ABSTAIN
   PricewaterhouseCoopers LLP           [ ]        [ ]         [ ]
   as independent accountants.


Please make sure to sign and date this Proxy using black or blue ink.

Date____________________________________________

________________________________________________

________________________________________________
     Shareholder sign in the box above

________________________________________________

________________________________________________
    Co-Owner (if any) sign in the box above

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
            PLEASE FOLD AND DETACH AT PERFORATION ALONG DOTTED LINES


                           MORGAN STANLEY DEAN WITTER
                    MUNICIPAL INCOME OPPORTUNITIES TRUST II


--------------------------------------------------------------------------------
                                   IMPORTANT

   USE ONE OF THESE THREE EASY WAYS TO VOTE YOUR PROXY

1. BY MAIL. PLEASE DATE, SIGN AND RETURN THE ABOVE PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

2. BY INTERNET. HAVE YOUR PROXY CARD AT HAND. GO TO THE "VOTE YOUR PROXY HERE" LINK ON THE WEBSITE WWW.MSDWT.COM OR WWW.PROXYVOTE.COM. ENTER YOUR
   12-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE INSTRUCTIONS.

3. BY TELEPHONE. HAVE YOUR PROXY CARD AT HAND. CALL 1-800-690-6903 ON A TOUCH-TONE PHONE. ENTER YOUR 12-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE RECORDED INSTRUCTIONS.
--------------------------------------------------------------------------------

      MORGAN STANLEY DEAN WITTER INSURED CALIFORNIA MUNICIPAL SECURITIES

                                     PROXY


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Ronald E. Robison, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of Morgan Stanley Dean Witter Insured California Municipal Securities on June 22, 1999, at 9:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated May 3, 1999 as follows:





                          (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEES AND THE PROPOSAL SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

      IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

--------------------------------------------------------------------------------

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD
YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET
(SEE ENCLOSED VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS)

TO VOTE A PROXY BY PHONE, call Toll-Free: 1-800-690-6903

TO VOTE A PROXY BY INTERNET, visit our Website(s): WWW.MSDWT.COM or WWW.PROXYVOTE.COM

PLEASE MARK VOTES AS IN THE EXAMPLE USING BLACK OR BULE INK [X]

                                                                  FOR ALL
                                           FOR      WITHHOLD      EXCEPT
1. Election of two (2) Trustees:           [ ]        [ ]           [ ]

   01. Michael Bozic,  02. Charles A. Fiumefreddo

   IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.


2. Ratification of appointment of       FOR      AGAINST     ABSTAIN
   PricewaterhouseCoopers LLP           [ ]        [ ]         [ ]
   as independent accountants.


Please make sure to sign and date this Proxy using black or blue ink.

Date____________________________________________

________________________________________________

________________________________________________
     Shareholder sign in the box above

________________________________________________

________________________________________________
    Co-Owner (if any) sign in the box above

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
            PLEASE FOLD AND DETACH AT PERFORATION ALONG DOTTED LINES


                          MORGAN STANLEY DEAN WITTER
                    INSURED CALIFORNIA MUNICIPAL SECURITIES


--------------------------------------------------------------------------------
                                   IMPORTANT

   USE ONE OF THESE THREE EASY WAYS TO VOTE YOUR PROXY

1. BY MAIL. PLEASE DATE, SIGN AND RETURN THE ABOVE PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

2. BY INTERNET. HAVE YOUR PROXY CARD AT HAND. GO TO THE "VOTE YOUR PROXY HERE" LINK ON THE WEBSITE WWW.MSDWT.COM OR WWW.PROXYVOTE.COM. ENTER YOUR
   12-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE INSTRUCTIONS.

3. BY TELEPHONE. HAVE YOUR PROXY CARD AT HAND. CALL 1-800-690-6903 ON A TOUCH-TONE PHONE. ENTER YOUR 12-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE RECORDED INSTRUCTIONS.
--------------------------------------------------------------------------------

            MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL SECURITIES

                                     PROXY


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Ronald E. Robison, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of Morgan Stanley Dean Witter Insured Municipal Securities on June 22, 1999, at 9:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated May 3, 1999 as follows:





                          (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEES AND THE PROPOSAL SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

      IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

--------------------------------------------------------------------------------

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD
YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET
(SEE ENCLOSED VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS)

TO VOTE A PROXY BY PHONE, call Toll-Free: 1-800-690-6903

TO VOTE A PROXY BY INTERNET, visit our Website(s): WWW.MSDWT.COM or WWW.PROXYVOTE.COM

PLEASE MARK VOTES AS IN THE EXAMPLE USING BLACK OR BULE INK [X]

                                                                  FOR ALL
                                           FOR      WITHHOLD      EXCEPT
1. Election of two (2) Trustees:           [ ]        [ ]           [ ]

   01. Michael Bozic,  02. Charles A. Fiumefreddo

   IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.


2. Ratification of appointment of       FOR      AGAINST     ABSTAIN
   PricewaterhouseCoopers LLP           [ ]        [ ]         [ ]
   as independent accountants.


Please make sure to sign and date this Proxy using black or blue ink.

Date____________________________________________

________________________________________________

________________________________________________
     Shareholder sign in the box above

________________________________________________

________________________________________________
    Co-Owner (if any) sign in the box above

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
            PLEASE FOLD AND DETACH AT PERFORATION ALONG DOTTED LINES


                          MORGAN STANLEY DEAN WITTER
                          INSURED MUNICIPAL SECURITIES


--------------------------------------------------------------------------------
                                   IMPORTANT

   USE ONE OF THESE THREE EASY WAYS TO VOTE YOUR PROXY

1. BY MAIL. PLEASE DATE, SIGN AND RETURN THE ABOVE PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

2. BY INTERNET. HAVE YOUR PROXY CARD AT HAND. GO TO THE "VOTE YOUR PROXY HERE" LINK ON THE WEBSITE WWW.MSDWT.COM OR WWW.PROXYVOTE.COM. ENTER YOUR
   12-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE INSTRUCTIONS.

3. BY TELEPHONE. HAVE YOUR PROXY CARD AT HAND. CALL 1-800-690-6903 ON A TOUCH-TONE PHONE. ENTER YOUR 12-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE RECORDED INSTRUCTIONS.
--------------------------------------------------------------------------------